Exhibit 99.1 Ryder Hosts 2022 Investor Day Highlights Balanced Growth Strategy to Drive Long-term Shareholder Value Communicates Clear Financial Strategy to Deliver Improved Returns Increases Second-Quarter 2022 and Full-Year 2022 Forecasts MIAMI, June 3, 2022 – Ryder System, Inc. (NYSE: R), a leader in supply chain, dedicated transportation, and fleet management solutions, will host an Investor Day in New York City today, Friday, June 3, 2022 starting at 8:30 a.m. EST. The event is expected to conclude at approximately 12:00 p.m. EST. Chairman and CEO Robert Sanchez, EVP and CFO John Diez, along with other members of the senior leadership team, will provide an in-depth review of Ryder’s business drivers and long-term growth strategies, including innovative products, industry-leading technology, and capital allocation. In conjunction with Ryder’s 2022 Investor Day, the company is increasing its second-quarter 2022 GAAP EPS forecast to a range of $4.37 - $4.62 from $3.97 - $4.22 and its comparable EPS forecast to a range of $3.90 - $4.15 from $3.50 - $3.75. Ryder is also increasing its full-year 2022 GAAP EPS forecast to a range of $13.23 - $14.23 from $12.83 - $13.83 and its comparable EPS forecast to a range of $13.40 - $14.40 from $13.00 - $14.00. In addition, the company is increasing its forecast for 2022 adjusted ROE (ROE) to a range of 24% - 26% from 23% - 25%. The prior forecasts were provided on the company’s recent first-quarter 2022 earnings call. Additionally, the company will cover its long-term financial model and cover how the business is positioned to deliver strong returns through the cycle. “It’s an exciting time for Ryder and we look forward to sharing with the investment community our balanced growth strategy to drive long-term shareholder value and deliver strong returns through the cycle. Our increased second-quarter and full-year forecasts reflect better-than-expected performance across our business,” says Robert Sanchez, chairman and chief executive officer for Ryder. “Our increased outlook reflects earlier-than-expected realization of benefits from pricing initiatives in all business segments and strong rental and used vehicle sales performance in the second quarter.” Outlook Updates Full Year 2022 FY22 GAAP EPS $13.23 - $14.23 FY22 Comparable EPS (non-GAAP) $13.40 - $14.40 ROE (1) 24% - 26% Second Quarter 2022 2Q22 GAAP EPS $4.37 - $4.62 2Q22 Comparable EPS (non-GAAP) $3.90 - $4.15 (1) The non - GAAP elements of the calculation have been reconciled to the corresponding GAAP measure. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders’ equity to ROE is provided in the Appendix – Non – GAAP Financial Measures at the end of this release.

A link to the live webcast and presentation materials of Ryder’s 2022 Investor Day will be available today at approximately 8:30 a.m. EST at investors.ryder.com. Webcast registration for the event is required. An archived replay of the webcast will also be available shortly after the event. About Ryder System, Inc. Ryder System, Inc. (NYSE: R) is a leading logistics and transportation company. It provides supply chain, dedicated transportation, and fleet management solutions, including full service leasing, rental, and maintenance, used vehicle sales, professional drivers, transportation services, freight brokerage, warehousing and distribution, e-commerce fulfillment, and last mile delivery services, to some world’s most-recognized brands. Ryder provides services throughout the United States, Mexico, Canada, and the United Kingdom. In addition, Ryder manages nearly 239,000 commercial vehicles and operates more than 330 warehouses, encompassing more than 80 million square feet. Ryder is regularly recognized for its industry-leading practices in third-party logistics, technology-driven innovations, commercial vehicle maintenance, environmentally friendly solutions, corporate social responsibility, world-class safety and security programs, military veteran recruitment initiatives, and the hiring of a diverse workforce.www.ryder.com Note Regarding Forward-Looking Statements: Certain statements and information included in this news release are "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements, including forecasts and expectations with respect to executing our strategies, are based on our current plans and expectations and are subject to risks, uncertainties and assumptions. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements, including those risks set forth in our periodic filings with the Securities and Exchange Commission. New risks emerge from time to time. It is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Media: Amy Federman (305) 500-4989 Investor Relations: Bob Brunn (305) 500-4053 ryder-financial

RYDER SYSTEM, INC. AND SUBSIDIARIES APPENDIX - NON-GAAP FINANCIAL MEASURE RECONCILIATIONS - UNAUDITED This press release and accompanying tables include “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non- GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this press release: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation in Section Entitled Comparable Earnings Measures: Comparable EPS EPS from Continuing Operations Condensed Consolidated Statements of Earnings - Unaudited Adjusted Return on Equity (ROE) Not Applicable. However, the non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average equity is provided in the following reconciliations. Appendix - Non-GAAP Financial Measure Reconciliations Set forth in the table below is an overview of each non-GAAP financial measure and why management believes that presentation of each non-GAAP financial measure provides useful information to investors. See reconciliations for each of these measures following this table. Comparable Earnings Measures: Comparable Earnings per Diluted Common Share (EPS) Adjusted Return on Equity (ROE) Comparable EPS is defined as GAAP EPS, all from continuing operations, excluding (1) non-operating pension costs, net and (2) any other significant items that are not representative of our business operations. We believe these comparable earnings measures provide useful information to investors and allow for better year-over-year comparison of operating performance. Adjusted ROE is defined as adjusted net earnings divided by adjusted average shareholders' equity and represents the rate of return on shareholders' investment. Other items impacting comparability described above are excluded, as applicable, from the calculation of net earnings and average shareholders' equity. We use adjusted ROE as an internal measure of how effectively we use the owned capital invested in our operations.

RYDER SYSTEM, INC. AND SUBSIDIARIES APPENDIX - NON-GAAP FINANCIAL MEASURE RECONCILIATIONS - UNAUDITED (In millions, except per share amounts) COMPARABLE EARNINGS PER SHARE FORECAST RECONCILIATION Second Quarter 2022 Full Year 2022 EPS from continuing operations $4.37 - $4.62 $13.23 - $14.23 Non-operating pension costs, net 0.03 0.12 Restructuring and other, net (0.50) 0.05 Comparable EPS from continuing operations forecast (1) $3.90 - $4.15 $13.40 - $14.40 ADJUSTED RETURN ON EQUITY FORECAST RECONCILIATION 2022 Forecast Net earnings $ 705 Other items impacting comparability (1) (35) Income taxes (2) 290 Adjusted earnings before income taxes 960 Adjusted income taxes (3) (250) Adjusted net earnings for ROE (numerator) (4) [A] $ 710 Average shareholders' equity $ 2,840 Adjustment to equity (5) 5 Adjusted average total equity (denominator) (4) [B] $ 2,845 Adjusted Return on Equity (4) [A]/[B] 25 % Notes: (1) Forecasted other items impacting comparability includes restructuring and other, net of $40 million, gains on sale of U.K. revenue earning equipment of $(40) million, and gains on sale of properties of $(35) million. (2) Includes income taxes on discontinued operations. (3) Represents the tax provision on adjusted earnings before income taxes. (4) Non-GAAP financial measure. Non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity set forth in this table. (5) Represents the impact to equity of items to arrive at adjusted earnings. Note: Amounts may not be additive due to rounding.